Post Balance Sheet Event	12 Months Ended
Dec. 31, 2020
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Post Balance Sheet Event

40	POST BALANCE SHEET EVENT
In January 2021, the Company received a notification from the NYSE that the
NYSE has determined to commence proceedings to delist the American Depositary Shares (“ADSs”) of the Company. The Company has filed with the NYSE a written request for a review of such determination. The management has assessed and concluded that such event had no material impact on the Group’s consolidated financial statements for the year ended December 31, 2020, and the Group will continue to follow up the development of related matters.
After the balance sheet date, the Board of Directors proposed a final dividend for the year ended December 31, 2020. Further details are disclosed in note 36(b)(i).